PROMISSORY NOTE

$600,000.00                                                    February 23, 2000

     The undersigned, ILX RESORTS INCORPORATED, AN ARIZONA CORPORATION ("Borrower"), jointly and severally in the case of more than one Borrower) promises to pay to THE STEELE FOUNDATION, INC., AN ARIZONA NON-PROFIT CORPORATION ("Lender"), or order, the principal sum of SIX HUNDRED THOUSAND DOLLARS ($600,000.00) with interest from the date hereof on the unpaid principal balance (the "Loan"). This Promissory Note (the "Note") is secured in part by a Pledge Agreement granting Lender a security interest in all assets, including stock, held in the Wedbush Morgan Securities, account no. 43983106 (the "Stock" ) and by the collateral assignment of Borrower's / Consenting Parties' right in each of the Resort Funding Inc. contracts ("Contracts"). Borrower promises to pay the principal and interest evidenced hereby in accordance with the terms and conditions herein contained and set forth.

1. PROMISE TO PAY PRINCIPAL AND INTEREST. Borrower promises to and shall pay Lender in monthly installments of principal and interest in an amount of $23,248.87 beginning on April 1, 2000, and continuing through September 1, 2002 ("maturity" or the "Maturity Date"). Pursuant to the terms of the Loan Commitment Letter dated February 23, 2000 (the "Commitment"), interest is charged at the rate of TWELVE PERCENT (12%) PER ANNUM (the "Contract Rate"). On or before September 1, 2002, Borrower shall have repaid all principal due hereunder, totaling an amount of SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($600,000.00) plus all interest due thereon. In the event the Stock or Contracts are liquidated or otherwise transferred or encumbered as prohibited under the Commitment and Pledge Agreement, Borrower promises to and shall immediately pay Lender the principal sum and all accrued interest then outstanding. In the event Borrower breaches any term or condition of the Loan Commitment Letter dated February 23, 2000 between Borrower and Lender, Lender may, at the Lender's option, declare all sums due hereunder immediately due and payable. The entire unpaid balance of the principal and interest, if not sooner paid, shall be and become due and payable at maturity.

2. PLACE OF PAYMENT. All payments shall be made by Borrower to Lender at Lender's home office, which is located at 702 East Osborn Road, Suite #200, Phoenix, Arizona 85014, or at such other place or places as Lender may designate in writing from time to time. All payments made under this Note, including any permitted prepayments or release payments, shall be applied first to interest and then to principal.

3. LAWFUL MONEY. All payments shall be in lawful money of the United States of America or in such other form which is acceptable to Lender. Lender's acceptance of payment in any form other than lawful money of the United States of America for any partial payment required or permitted under t he provisions of this Note shall not be a waiver of the requirement that any future payments be made in lawful money of the United States of America.

4. PREPAYMENT PENALTY. Borrower shall have the privilege to prepay the Loan in full or in part, at any time without penalty or premium, subject to the terms of the Note. In the event Borrower elects such prepayment privilege, Lender shall be provided with sixty (60) days prior written notice of such intent to prepay.

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5. ACCELERATION UPON DEFAULT. If Borrower shall default:

     a.   in the payment when due of any payment or payments as herein provided;

     b. in the payment when due of any other sum or sums payable to Lender by Borrower pursuant to terms hereof or under the Pledge Agreement and any other loan document; or,

     c. in the performance of any of the other terms, agreements, covenants or conditions in any of the Loan Documents, as defined below; then, subject to the notice and cure provision of paragraph 19 hereof, the entire unpaid principal and interest of this Note, irrespective of the Maturity Date specified herein, together with all the then accrued, but unpaid, interest thereon and all other sums owed hereunder or under the other Loan Documents, shall, at the election of the Lender, and subject to paragraph 19, hereof, without further notice of such election, become immediately due and payable and Lender may exercise any remedy set forth herein, under any of the other Loan Documents, or otherwise available at law or in equity. "Loan Documents" as used herein shall be those documents listed in paragraph 15 of the Commitment.

6. LATE CHARGE. Should any payment not be paid within ten (10) days after the same becomes due and payable (other than at maturity or by acceleration), it is recognized by Borrower that Lender will incur extra expenses for the handling of delinquent payments, the exact amount of such extra expense being impossible to ascertain, but that a charge of five percent (5%) of the delinquent payment would be a fair approximation of the expense so incurred by Lender. Therefore, in such event, upon written notice of the same from Lender to Borrower, and without prejudice to the right of Lender to collect any other amounts provided to be paid herein or to declare a default hereunder, and as Lender's monetary recovery to cover such expense incurred in handling delinquent payments, a late charge in that amount shall either be deducted from the amount of such delinquent payment when made or shall be paid by Borrower to Lender in addition to such delinquent payment.

7. DEFAULT RATE OF INTEREST. If any payment provided for herein is not paid when due, each and every such delinquent payment, including the entire principal balance and accrued interest in the event of an acceleration or maturity of the principal amount due hereunder, and including any late charges assessed as provided herein, may, in Lender's sole discretion, bear interest to the extent permitted by law at the rate (the "Default Rate") of eighteen percent (18%) per annum commencing with the latter to occur of the expiration of the cure period described in paragraph 19 or the date of Lender's written notice to Borrower as provided below, which rate shall be in lieu of the Contract Rate, and which outstanding interest shall be added to principal and compounded monthly until paid in full. Should Lender elect to initiate the Default Rate as permitted by this paragraph, written notice to that effect shall be given Borrower at any time.

8. REMEDIES CUMULATIVE. The rights or remedies of Lender as provided in this Note and the other Loan Documents shall be cumulative and concurrent, and may be pursued singularly, successively, or together against Borrower, any guarantor hereof, and any other funds, property or security held by Lender for the payment hereof or otherwise at the sole, absolute and uncontrolled discretion of Lender. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release of said rights or remedies or of the rights to exercise them at any later time.

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9. CONSENT AND WAIVER OF DEFENSES. Except as otherwise required by law, Borrower
(including the Consenting Parties as defined in the Pledge Agreement) and all indemnitors, endorsers, guarantors, sureties, accommodation parties, assuming parties hereof, and all persons liable or to become liable on this Note waive presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note; all applicable appraisement, valuation exemption rights, notices of whatsoever kind or nature, including, but not limited to, notice of intention to accelerate, notice of acceleration, notice of dishonor or other notice which Lender might otherwise be obligated to provide Borrower following an Event of Default, specifically excepting such notice requirements as are expressly set forth in this Note or in the Loan Documents; and they also jointly and severally hereby consent to any and all renewals, extensions or modifications of the terms hereof, including time of payment, or of the terms of the Loan Documents or any other document, agreed upon by Borrower, and further agree that any such renewal, extension or modification of the terms hereof or of the terms of the Loan Documents or any other document, or the release or substitution of any security for the indebtedness evidenced hereby or any other indulgences, as agreed upon by Borrower, shall not affect the liability of any of said parties for the indebtedness evidenced by this Note. Any such renewals, extensions or modifications which have been agreed upon by Borrower may be made without notice to any of said parties.

10. FEES AND EXPENSES. Borrower, indemnitors, endorsers, guarantors, sureties, accommodation parties, assuming parties hereof and all other persons liable or to become liable on this Note, agree, jointly and severally, to pay all reasonable and customary costs of collection, including trustee's fees, title fees, reasonable attorneys' fees and all reasonable costs of suit, in case the unpaid principal sum of this Note, or any payment of interest or principal and interest thereon or premium, is not paid when due, or in case it becomes necessary to protect the security for the indebtedness evidenced hereby, or for the foreclosure or other enforcement by Lender or lender of any of the Loan Documents, in which Lender shall be successful, or in the event Lender is made party to any litigation because of the existence of the indebtedness evidenced by this Note, or because of the existence of the other Loan Documents, whether suit be brought or not, and whether through courts of original jurisdiction, as well as courts of appellate jurisdiction, or through a bankruptcy court or other legal proceedings.

11. AMENDMENT. This Note and the other Loan Documents may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought; provided, however, that this paragraph shall in no way be a limitation on the provisions of the consents and waivers set forth in paragraph 9, except that the terms of this Note and the other Loan Documents may not be amended without Borrower's execution thereof.

12. NOTE SECURED BY PLEDGE AGREEMENT. This Note is secured by the Pledge Agreement and other Loan Documents which contain additional provisions for the acceleration of the maturity of the obligation to pay under the provisions of this Note.

13. INTEREST NOT TO EXCEED LEGAL MAXIMUM. Notwithstanding any provision herein or in any instrument now or hereafter securing this Note, the total liability for payments in the nature of interest shall not exceed the limits imposed by the usury laws of the State of Arizona. If Lender receives as interest an amount which would exceed such limits, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance and not to the payment of interest; and if a surplus remains after full payment of principal and lawful interest, the surplus shall be remitted to Borrower by Lender, and Borrower hereby agrees to accept such remittance. If this paragraph becomes operative, the total Loan shall at the option of Lender become immediately due and payable and shall bear interest at the maximum rate then permitted by the usury laws of the State of Arizona until all the then obligations of this Note, as modified by this paragraph, are paid and performed in full. The acceleration provided for in this paragraph may be avoided by Borrower and all parties liable to Lender on the Note by then waiving any and all usury claims and defenses they then have, if permitted by law, and by paying all interest then and thereafter due and payable at the lesser of the Contract Rate or highest rate then permitted by law.

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14. ADDITIONAL SUMS. All fees, charges, goods, things in action or any other sums or things of value (collectively, the "Additional Sums") paid by Borrower to Lender, whether pursuant to this Note or otherwise howsoever with respect to the Loan or indebtedness evidenced hereby, or with respect to the other Loan Documents, which, under the law of the State of Arizona may be deemed to be interest with respect to such loan or indebtedness, shall, for the purpose of any laws of the State of Arizona which may limit the maximum rate of interest to be charged with respect to such loan or indebtedness, be payable by Borrower as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and contracted rate of interest described above shall be deemed to be increased by the Additional Sums.

15. SUCCESSORS AND ASSIGNS. Whenever used herein, the words "Borrower" and "Lender" shall be deemed to include their respective heirs, personal representatives, successors and assigns. This paragraph shall not be a consent by Lender for Borrower to assign or transfer any property securing payment hereof or any rights, powers, obligations or duties of Borrower.

16. CHOICE OF LAW. Except where preempted by the laws of the United States, or regulations promulgated thereunder, this Note shall be governed by the laws of the State of Arizona.

17. NOTICE. All notices or other communications required or permitted to be given or delivered under this Note shall be in writing and may be hand delivered, deposited in the United States Mail, postage prepaid, or forwarded by facsimile transmission with the original to follow by United States Mail addressed to said party or parties at the addresses shown below, or to such other address as Borrower or Lender may designate by giving notice in the foregoing manner, which notices shall be deemed effective pursuant to paragraph
4.03 of the Deed of Trust. Any notice hand-delivered or sent by facsimile shall be deemed effective when received and any notice sent United States Mail shall be deemed effective two (2) days following the date of mailing.

       If intended for Borrower:

       Joseph P. Martori
       ILX Resorts Incorporated
       2111 E. Highland Ave., Suite #210
       Phoenix, AZ 85016
       Facsimile telephone number: 602-957-2780

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       If intended for Lender and mailed:

       Daniel Cracchiolo, President
       The Steele Foundation, Inc.
       702 East Osborn Road, Suite #200
       Phoenix, AZ 85014
       Facsimile telephone number: 602-234-0341

       With a copy, to:

       Andrew Abraham, Esq. Burch & Cracchiolo, P.A.
       702 East Osborn Road, Suite #200
       Phoenix, AZ 85014
       Facsimile telephone number: 602-234-0341

18. INTEGRATED CONTRACT. This Note and the other documents and instruments described and referred to in the Commitment and executed in connection with the Loan (the Note and such other documents may be referred to as the "Loan Documents") shall be and become an integrated contract, and all terms, conditions and provisions hereof and thereof shall survive the closing of the Loan and the recording of the Loan Documents. In the event of any conflict between this Note and the other Loan Documents, then this Note shall control.

19. EXERCISE OF REMEDIES. Lender will not exercise any of the rights or remedies authorized or permitted herein or in the other Loan Documents which are exercisable upon the occurrence of a default by Borrower unless and until Lender has given notice to Borrower pursuant to paragraph 17 hereof and Borrower shall have failed to cure the default specified within said notice within a period of
(a) ten (10) days after receipt of such notice, as to any default occurring as a result of the nonpayment of any sum of principal or interest which shall be or become payable by Borrower to Lender, or (b) thirty (30) days after receipt of such notice as to any other default occurring under the terms of the Note or the other Loan Documents, unless such default cannot be cured within thirty (30) days. If the default specified is not a result of the nonpayment of principal and interest and cannot be cured within thirty (30) days and Borrower shall have initiated action to cure the same within said period and shall proceed with due diligence, Lender shall not exercise any right or remedy which is exercisable as a result of such default until the expiration of a reasonable time, which in no event shall exceed sixty (60) days without written consent of the Lender.

20. ATTORNEYS' FEES. Notwithstanding any provision hereof to the contrary, if any dispute arising under the terms of this Note or the other Loan Documents shall result in litigation, the successful party shall, in addition to any other relief granted or awarded by the court, be entitled to an award of reasonable attorneys' fees.

21. HEADINGS. The paragraph headings used herein are for convenience only and are not to be used to interpret or construe this Note.

22. TIME IS OF THE ESSENCE. Time is of the essence of this Note and each and every provision hereof. Any extension of time granted for the performance of any duty under this Note shall not be considered an extension of time for the performance of any other duty under this Note.

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23. SEVERABILITY. In case any one or more of the provisions contained in this
Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

Borrower has executed this Note on the day first hereinbefore written.

                                BORROWER:

                                ILX RESORTS INCORPORATED, AN ARIZONA CORPORATION


                                By: /s/ Joseph P. Martori
                                    --------------------------------------------
                                    Joseph P. Martori

                                Its: Chairman
                                     -------------------------------------------

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